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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 10, 2003

INTEGRATED DEFENSE TECHNOLOGIES, INC.
(Exact name of Registrant as Specified in its Charter)

Delaware (State or other jurisdiction of incorporation)	001-31235 (Commission File Number)	13-4027646 (IRS Employer Identification No.)

110 Wynn Drive Huntsville, Alabama (Address of principal executive offices)		35805 (Zip Code)

Registrant's telephone number, including area code    (256) 895-2000

No Change
(Former name or former address, if changed since last report)

Item 5. OTHER INFORMATION EVENTS AND REGULATION FD DISCLOSURE.

        On or about October 10, 2003, Integrated Defense Technologies, Inc. ("IDT") mailed to its stockholders a proxy statement/prospectus dated October 9, 2003 to solicit votes for a meeting of IDT's stockholders to be held on November 4, 2003 in connection with the merger of IDT with a wholly-owned subsidiary of DRS Technologies, Inc. The proxy statement/prospectus is attached to this report as Exhibit 99.1.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)
Exhibits

Exhibit Number	Description
99.1	Proxy Statement/Prospectus, Dated October 9, 2003

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 10, 2003

INTEGRATED DEFENSE TECHNOLOGIES, INC.
By:	/s/ ROBERT B. MCKEON Name: Robert B. McKeon Title: Chairman

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  Item 5. OTHER INFORMATION EVENTS AND REGULATION FD DISCLOSURE.
  Item 7. FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURE